UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

3531 Griffin Road Ft. Lauderdale, Florida 33312 (Address of Principal Executive Offices)
(800) 433-0127 (Registrant's Telephone Number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2021, PotNetwork Holdings, Inc. (the “Company” or the “Registrant”) received a letter from the Financial Industry Regulatory Authority (“FINRA”), stating that the Company’s submission to FINRA on November 24, 2020 for the processing and approval of a proposed 1:10 reverse stock split had been denied (the “Stock Split”). FINRA stated the reason that the Stock Split was denied was in connection with the Company’s deficiency in fulfilling the requirements of FINRA Rule 6480, including, but not limited to, its delinquency in the timely filing with the Securities and Exchange Commission (the “SEC”) of its 10K for the fiscal year ending December 31, 2020 and its 10Q for the quarter ending March 31, 2021.

As a result of this FINRA letter, the Company’s Board of Directors has cancelled the proposed Stock Split, as well as the following corporate actions connected to it as approved by the Board of Directors on October 27, 2020, and which were stated in the Information Statement filed on form DEF14C with the SEC on November 10, 2020 (the “Information Statement”), which corporate actions were dependent for their implementation on the approval by FINRA of the Stock Split:

(a) A reduction in the authorized shares of the Company’s common stock, which without the Stock Split, is no longer feasible. This corporate action, included in said DEF14C, is cancelled.

(b) The corporate action pertaining to the issuance of a Rights Offering by the Registrant to its common stock shareholders wherein shareholders of record as of November 25, 2020 would receive the right to subscribe for new shares of Company common stock, following the Reverse Split. The proposed Rights Offering is cancelled.

(c) In connection with the shares to be issued under the Rights Offering, the Registration Statement for up to 200,000,000 shares of the Registrant’s common stock that may have been issued under the Rights Offering, as filed on form S-1 with the SEC on February 18, 2021, will be withdrawn.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. a Colorado corporation

DATE: August 18, 2021	By:	/s/ Lee Lefkowitz
	Name:	Lee Lefkowitz
	Title:	Chief Executive Officer

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